Exhibit 23(b)

                                 CONSENT OF ENGINEER

               We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the registration statement on Form S-8 filed by MDU Resources Group, Inc. with the Securities and Exchange Commission (Registration No. 333-06105) of our reports, each dated January 12, 1998, which appear in the MDU Resources Group, Inc. Annual Report on Form 10-K for the year ended December 31, 1997.


                                       RALPH E. DAVIS ASSOCIATES, INC.


          July 13, 1998
          Houston, Texas